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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): November 24, 1998
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                      NATIONSBANC MONTGOMERY FUNDING CORP.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                   333-62301                  56-193-0085
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(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)


100 North Tryon Street,  Charlotte, North Carolina                 28255
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(Address of Principal Executive Offices)                         (Zip Code)


        Registrant's telephone number, including area code (704) 386-2400
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         (Former Name or Former Address, if Changed Since Last Report:)



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Item 5. Other Events

         On November 24, 1998, NationsBanc Montgomery Funding Corp. (the "Depositor") issued its Mortgage Pass-Through Certificates, Series 1998-4 (the "Certificates"), pursuant to a Pooling and Servicing Agreement, dated as of November 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, NationsBanc Mortgage Corporation ("NMC"), as master servicer, and Norwest Bank Minnesota, National Association, as trustee. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

         The Certificates are backed by certain mortgage loans assigned to the Depositor by NationsBanc Mortgage Capital Corporation ("NMCC") pursuant to (i) the Assignment of Mortgage Loan Sale and Servicing Agreement, dated November 24, 1998, by and among the Depositor, as assignee, NMCC, as assignor, and NMC, as the original seller of the mortgage loans, relating to the Mortgage Loan Sale and Servicing Agreement, dated November 23, 1998, between NMC and NMCC and (ii) the Assignment of Mortgage Loan Sale and Servicing Agreement, dated November 24, 1998, by and among the Depositor, as assignee, NMCC, as assignor, and NMC, as the original seller of the mortgage loans, relating to the Mortgage Loan Sale and Servicing Agreement, dated October 23, 1998, between NMC and NMCC (collectively, the "Assignments"). The Assignments are annexed hereto as Exhibit
99.2 and Exhibit 99.3.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  99.1 Pooling and Servicing Agreement, dated as of November 1, 1998, by and among the Depositor, NMC, and the Trustee.

                  99.2 Assignment of Mortgage Loan Sale and Servicing Agreement, dated November 24, 1998, by and among the Depositor, NMCC and NMC relating to the Mortgage Loan Sale and Servicing Agreement, dated November 23, 1998, between NMC and NMCC.

                  99.3 Assignment of Mortgage Loan Sale and Servicing Agreement, dated November 24, 1998, by and among the Depositor, NMCC and NMC relating to the Mortgage Loan Sale and Servicing Agreement, dated October 23, 1998, between NMC and NMCC.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NATIONSBANC MONTGOMERY FUNDING CORP.


                                          By:    /s/ Robert J. Perret
                                                 --------------------------
                                          Name:  Robert J. Perret
Date:  November 24, 1998                  Title: Senior Vice President




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                                  Exhibit Index


Exhibit                                                                    Page
-------                                                                    ----

99.1.    Pooling and Servicing Agreement (without Exhibits)                   5

99.2     Assignment of Mortgage Loan Sale and Servicing Agreement           101
         relating to the Mortgage Loan Sale and Servicing Agreement, dated November 23, 1998

99.3     Assignment of Mortgage Loan Sale and Servicing Agreement           108
         relating to the Mortgage Loan Sale and Servicing Agreement, dated October 23, 1998.



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